J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies


October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                   Re:     Municipal Securities Trust,
                           Series 39

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-24031 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                           Sincerely,





                                           Frank A. Ciccotto



FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies




October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                  Re:     Municipal Securities Trust,
                          Multistate Series 38

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-29989 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,





                                                     Frank A. Ciccotto


FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies



October 31, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                     Re:     Municipal Securities Trust,
                             Mulitistate Series 40 (NY) and Series 49

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-36335 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                           Sincerely,





                                           Frank A. Ciccotto


FAC/trh

J.J. Kenny                           Frank A. Ciccotto, Jr.
65 Broadway                          Vice President
New York, NY 10006-2551              Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681


                              Standard & Poor's
                                      A Division of The McGraw-Hill Companies


October 31, 1997



Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                         Re:     Municipal Securities Trust,
                                 Multistate Series 44

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-50901 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,




                                            Frank A. Ciccotto


FAC/trh